                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement              Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                            Apogee Technology, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

  5) Total fee paid:
-------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No:

  (3) Filing party:

  (4) Date Filed:

[LOGO]

                                                                  April 17, 2001

   Dear Stockholder,

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Apogee Technology, Inc. (the "Company") to be held at 10:00 a.m. on Monday, May 14, 2001, at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026.

   At the Annual Meeting, six persons will be elected to the Board of Directors. The Company will also seek Stockholder approval (i) to amend the Company's ByLaws to provide staggered terms for the Company's Board of Directors, (ii) to amend the Company's Certificate of Incorporation to increase the number of authorized shares of its Common Stock and (iii) to increase the aggregate number of shares for which stock options may be granted under the Company's 1997 Employee, Director and Consultant Stock Option Plan. In addition, the Company will ask the Stockholders to ratify the selection of Yohalem Gillman & Company LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

   We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                        Sincerely,


                                        /s/ David Spiegel
                                        David Spiegel
                                        President


                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                            APOGEE TECHNOLOGY, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be Held May 14, 2001

To the Stockholders of Apogee Technology, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Apogee Technology, Inc., a Delaware corporation (the "Company"), will be held on Monday May 14, 2001 at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 at 10:00 a.m. for the following purposes:

1. To elect six directors as follows: (a) two directors to serve a three-year term, two directors to serve a two-year term, and two directors to serve a one-year term, or (b) if Proposal Number Two is not approved, six directors to serve a one-year term.

2. To consider and act upon a proposal to amend the Company's ByLaws to divide the Board of Directors into three classes.

3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase by 11 million shares to 20 million shares the number of shares of the Company's authorized Common Stock.

4. To consider and act upon a proposal to increase by 250,000 shares the aggregate number of shares for which stock options may be granted under the Company's 1997 Employee, Director and Consultant Stock Option Plan.

5. To consider and act upon a proposal to ratify the appointment of Yohalem Gillman & Company LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

6. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

   The Board of Directors has fixed the close of business on April 3, 2001 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

   All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ David Spiegel
                                        David Spiegel
                                        President

Norwood, Massachusetts
April 17, 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

                            APOGEE TECHNOLOGY, INC.
                 129 Morgan Drive, Norwood, Massachusetts 02062
                                 (781) 551-9450

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Apogee Technology, Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 on Monday, May 14, 2001 at 10:00 a.m., and any adjournments thereof (the "Meeting").

   Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the six nominees for director named herein, FOR the proposal to amend the ByLaws of the Company to divide the Board of Directors as follows:
(a) two directors to serve a three-year term, two directors to serve a two-year term, and two directors to serve a one-year term, or (b) if the foregoing proposal is not approved, six directors to serve a one-year term, FOR the proposal to amend the Company's Certificate of Incorporation to increase by 11 million shares to 20 million shares the number of shares of the Company's authorized Common Stock, FOR the proposal to increase by 250,000 shares the aggregate number of shares for which stock options may be granted under the Company's 1997 Stock Option Plan and FOR the ratification of the appointment of Yohalem Gillman & Company LLC as the Company's independent public accountants for the fiscal year ending December 31, 2001. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

   The affirmative vote of the holders of a plurality of the shares of Common Stock entitled to vote at the Meeting is required for the approval of Proposal 1, the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Meeting is required for the approval of Proposal 2, the amendment to the Company's ByLaws, Proposal 4, the amendment to the Company's 1997 Employee, Director and Consultant Stock Option Plan, and Proposal 5, the ratification of the Company's independent public accountants. With respect to the tabulation of votes on these matters, abstentions and broker non-votes have no effect on the vote. The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding on the record date is required for the approval of Proposal 3, amendment to the Company's Certificate of Incorporation. With respect to the tabulation of votes on this matter, abstentions and broker non-votes are treated as votes against the proposal.

   The close of business on April 3, 2001 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 3, 2001 the Company had 4,983,523 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

   This Proxy Statement and the accompanying proxy are being mailed on or about April 17, 2001 to all Stockholders entitled to notice of and to vote at the Meeting.

   The Annual Report to Stockholders for the fiscal year ended December 31, 2000 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

   The following table sets forth certain information as of March 15, 2001 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Executive Compensation section on p. 5 hereof, and all current directors and executive officers as a group.

                                                                Shares
                                                             Beneficially
                                                                 Owned
                                                           ---------------------
Name and Address**                                          Number       Percent
------------------                                         ---------     -------
Herbert M. Stein
 71 Fairlee Road, Waban, MA 02468.........................   960,367(2)   19.3%
H.M. Stein Associates
 c/o Herbert M. Stein
 71 Fairlee Road, Waban, MA 02468.........................   734,667(3)   14.7%
David Spiegel
 600 Mountain Street, Sharon, MA 02067....................   846,883(4)   17.0%
Leo Spiegel
 30 Ashcroft Road, Sharon, MA 02067.......................   391,818       7.9%
Dr. Anton Schrafl
 CH-8702 Scholossbergstrasse, 23 Zollikon, Switzerland....   617,000(5)   12.4%
Alan Tuck.................................................   117,500(6)      *
Sheryl Stein
 150 East 57th Street, New York, NY 10022.................   380,568(7)    7.6%
Joel N. Levy..............................................    20,000       0.0%
David Meyers..............................................    47,000(8)      *
Vincent Patalano..........................................     5,000(9)      *
All executive officers and directors
 As a group (9 persons)................................... 3,137,301(10)  61.6%

--------
* Represents beneficial ownership of less than 1% of the Company's outstanding shares of common stock.

** Addresses are given for beneficial owners of more than 5% of the Company's outstanding stock only.

(1) The number of shares of Common Stock issued and outstanding on March 15, 2001 was 4,983,523. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding March 15, 2001, plus shares of Common Stock subject to options and/or warrants held by such person at March 15, 2001 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) Includes 30,000 shares of Common Stock owned directly by Mr. Stein, 40,000 shares of Common Stock which may be purchased by Mr. Stein upon the exercise of fully vested options, 55,700 shares of Common Stock owned by Mr. Stein's wife, 729,667 shares of Common Stock owned by H.M. Stein Associates ("HMSA"), 5,000 shares of Common Stock which may be purchased by HMSA upon the exercise of fully vested Warrants and 100,000 shares owned by the Renee and Herbert M. Stein Charitable Foundation. Mr. Stein has sole voting and investment power with respect to all of the shares owned by HMSA but denies beneficial ownership of 91% of such shares. With respect to 100,000 of these shares owned by the Renee and Herbert M. Stein Charitable Foundation, Mr. Stein disclaims all beneficial ownership.

(3) Includes 5,000 shares of Common Stock which may be purchased with upon the exercise of fully vested warrants. Mr. Stein has sole voting and investment power with respect to these shares but disclaims beneficial ownership of 91% of such shares.

(4) Includes 5,000 shares of Common Stock which may be purchased upon the exercise of fully vested warrants.

(5) Includes 4,000 shares of Common Stock which may be purchased upon the exercise of fully vested warrants.

(6) Includes 2,000 shares of Common Stock which may be purchased within 60 days of March 15, 2001 upon the exercise of stock options. Includes 30,000 shares owned by Mr. Tuck's wife. Includes 4,000 shares owned by Mr. Tuck's daughters of which Mr. Tuck disclaims beneficial ownership and 7,000 shares held in a trust for Mr. Tuck's brother of which Mr. Tuck disclaims beneficial ownership.

(7) Includes 127,500 shares of Common Stock owned directly by Ms. Stein, 4,233 shares of Common Stock owned by H.M. Stein & Co. and 248,835 shares of Common Stock owned by HMSA.

(8) Includes 47,000 shares of Common Stock which may be purchased within 60 days of March 15, 2001 upon the exercise of stock options.

(9) Includes 5,000 shares of Common Stock which may be purchased within 60 days of March 15, 2001 upon the exercise of stock options.

(10) Includes 94,000 shares of Common Stock which may be purchased within 60 days of March 15, 2001 upon the exercise of stock options, and 14,000 shares of Common Stock which may be purchased upon the exercise of fully vested warrants.

                                  MANAGEMENT

   The Company's Certificate of Incorporation, as amended, and Restated Bylaws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Certificate of Incorporation, as amended, and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors is currently fixed at six (6) directorships. To date, Directors have served in office until the next annual meeting of Stockholders and until their successors have been elected and qualified. Pursuant to the Company's Certificate of Incorporation, as amended, and Restated Bylaws, the Board of Directors on March 13, 2001 voted to nominate (a) David Spiegel and Herbert M. Stein for three-year terms (Class III Directors), Dr. Anton Schrafl and Sheryl Stein for two-year terms (Class II Directors), and Alan Tuck and Joel N. Levy, for one-year terms (Class I Directors), or (b) if Proposal Two to amend the ByLaws of this Company to stagger the Board of Directors is not approved, to nominate these six directors for a one-year term until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

   The names of the Company's current directors and certain information about them are set forth below:

        Name                      Age                   Position with the Company
        ----                      ---               ---------------------------------
        Herbert M. Stein           72               Chairman of the Board
        David Spiegel              44               President and Treasurer, Director
        Dr. Anton Schrafl          69               Director
        Sheryl Stein               46               Director
        Joel N. Levy               59               Director
        Alan Tuck                  52               Director

   Mr. Herbert M. Stein has served as a Director of the Company since 1996 and as Chairman of the Board since January 2000. Mr. Stein was Chairman of the Board of Directors of Organogenesis Inc. from 1991 through 1999 and Chief Executive Officer of Organogenesis from 1987 through 1999.

   Mr. David Spiegel has served on the Company's Board of Directors since 1987, as President and Treasurer of the Company since 1995 and as Chairman of the Board from 1996 to 1999. He is Vice President of Gallery Automotive Group, Inc., Norwood, MA. David Spiegel is the son of Leo Spiegel.

   Dr. Anton Schrafl has served as a Director of the Company since 1997. He has been Deputy Chairman of "Holderbank" Financiere Glaris Ltd., since July 1984. He is also a Director of Organogenesis Inc.

   Mr. Alan Tuck has served as a Director of the Company since 1998. He was Chief Strategic Officer of Organogenesis Inc. from September 1997 to July 2000, and, at various times from August 1996 to June 1998: Strategic Advisor to Dyax Corp, Executive Vice President and Chief Strategic Officer of Biocode Inc., and Chief Strategic Officer of ImmuLogic Pharmaceutical Corporation. Mr. Tuck was President & CEO of T Cell Sciences Inc. from February 1992 to May 1996. He is currently a Director of Genzyme Transgenics Corporation and a Principal at the Bridgespan Group, a non-profit consulting company.

   Mr. Joel N. Levy has served as a Director of the Company since August 2000. Mr. Levy was a founding partner of CM Equity Partners, L.P. from 1992 to 1997, where he is currently a Managing Partner. Mr. Levy is also a Director of Beta Brands, Incorporated, a Canadian company.

   Ms. Sheryl Stein has served as a Director of the Company since August 2000. Since January 1993, Ms. Stein has been employed at Bedford Group, Inc. where she currently serves as Co-Chief Executive Officer. Ms. Stein is the daughter of Herbert M. Stein.

Committees of the Board of Directors and Meetings

   Meeting Attendance. During the fiscal year ended December 31, 2000 there were six meetings of the Board of Directors. Each of the directors attended all of the meetings of the Board held during the period he has been a director with the following exceptions: one director was missing from each of three meetings. In addition, from time to time, the members of the Board of Directors acted by unanimous written consent pursuant to Delaware law.

   Committees. The Company has no standing compensation or nominating committees of the Board of Directors.

   Audit Committee. The Audit Committee, which was formed and approved by the Board of Directors in March 2001, has three members, Joel N. Levy (Chairman), Dr. Anton Schrafl and Sheryl Stein. The Audit Committee meets the independence and experience requirements of the Nasdaq Stock Market. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please see also the report of the Audit Committee set forth elsewhere in this Proxy Statement.

Compensation of Directors

   The Company's policy is to pay no compensation to members of the Board for attendance at Board meetings.

   Directors are eligible to participate in the Company's 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"). Options granted under the Plan to non-employee directors vest over a five year period beginning after one year of service from the date of grant. Options granted under the Plan to non-employee directors vest over a five year period beginning one year of service after the date of grant. Options to purchase 10,000 shares of the Company's Common Stock, at an exercise price of $12.00 per share vesting over five years, were granted under the Plan during Fiscal 2000 to each of Sheryl Stein and Joel N. Levy.

Executive Officers

   The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

      Name              Age Position with the Company
      ----              --- -------------------------
      David Meyers       42 Chief Operating Officer
      Leo Spiegel        76 Executive Vice President, Research
      Vincent Patalano   42 Vice President, Engineering and Planning

   Mr. David Meyers was appointed the Company's Chief Operating Officer in February 2001. From January 2000 until February 2001 he was the Company's Vice President, Business Development. Prior to joining the Company in 1996, Mr. Meyers was a principal engineer with Arinc Research Corporation.

   Mr. Leo Spiegel has served as the Company's Executive Vice President of Research since 1996. Prior thereto, he was the Chairman of the Board of the Company from 1987 to 1996. He served as a Director of the Company from its inception in 1981 until 1996. He is co-founder of the Company. Leo Spiegel is David Spiegel's father.

   Mr. Vincent Patalano was appointed Vice President, Engineering and Planning in June 2000. Prior to joining Apogee Mr. Patalano had been Vice President, Research and Development at VERSYS Inc. and Physician Computer Network Inc. since 1982.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

   David Spiegel, President of the Company, did not receive any compensation for Fiscal 2000 for services he rendered to the Company. No other executive officer of the Company received compensation, including salary and bonus, for fiscal 2000 exceeding $100,000.

Option Grants in Last Fiscal Year

   The Company did not grant any options during Fiscal 2000 to its executive officers.

Fiscal Year-End Option Values

   The following table provides information regarding the value of both exercisable and unexercisable stock options held by the Company's President as of December 31, 2000 and the value of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock. No options were exercised during Fiscal 2000.

                    Number of Securities Underlying          Value of the Unexercised
                       Unexercised Options/SARs              In-The-Money Options/SARs
                          at Fiscal Year-End                   at Fiscal Year-End (1)
                    ------------------------------------     -------------------------
     Name            Exercisable        Unexercisable        Exercisable Unexercisable
     ----           --------------     -----------------     ----------- -------------
     David Spiegel                 --                20,000      --        $271,500

--------
(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $14.125, the closing bid price per share of the Company's Common Stock as quoted on the Nasdaq OTC Bulletin Board on December 29, 2000.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee, which consists entirely of non-employee directors (see "Committees of the Board of Directors and Meetings" above), has furnished the following report on Audit Committee matters:

   The Audit Committee acts pursuant to a written charter, a copy of which is attached hereto as Appendix A, which was adopted by the Board of Directors of the Company on March 13, 2001. The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and it has discussed with Yohalem Gillman & Company LLP, the

Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Yohalem Gillman & Company LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Yohalem Gillman & Company LLP the independence of that firm. Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                Audit Committee

                             Joel N. Levy, Chairman
                                  Sheryl Stein
                               Dr. Anton Schrafl

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that four reports, including an initial report on Form 3, covering an aggregate of four transactions, were filed late by Herbert M. Stein; two reports, including an initial report on Form 3, covering one transaction were filed late by H. M. Stein Associates; two reports, including an initial report on Form 3, covering one transaction were filed late by David Spiegel; an initial report on Form 3 was filed late by Leo Spiegel; an initial report on Form 3 was filed late by Dr. Anton Schrafl; an initial report on Form 3 was filed late by Alan Tuck; two reports, including an initial report on Form 3, covering one transaction were filed late by Sheryl Stein; two reports, including an initial report on Form 3, covering one transaction were filed late by Joel N. Levy; an initial report on Form 3 was filed late by David Meyers; and an initial report on Form 3 was filed late by Vincent Patalano.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In April 1997, the Company moved to a facility owned by a stockholder of the Company. The Company rents the facility for $3,600 per month. Rent paid during 1999 and 2000 amounted to $86,400 in the aggregate. Rentals paid are below market value.

   On December 3, 1997, the Company obtained a $250,000 unsecured bank line of credit (the "Line of Credit") at an interest rate of prime plus 1.25%. The Line of Credit was personally guaranteed by two of the Directors of the Company (the "Guarantors") and was paid off by the Guarantors on March 31, 1999. On January 12, 1999, the Board of Directors of the Company voted to issue 100,000 shares of Common Stock to each of the Guarantors, at a price of $1.25 per share in consideration of repayment of the Line of Credit by the Guarantors. These shares were issued on August 2, 1999. Accrued interest on the Line of Credit was paid by the Guarantors.

   Between October 1997 and January 1999, four of the Directors loaned the Company an aggregate of $544,750. On January 12, 1999, the Board of Directors of the Company voted to convert these loans into 457,000 shares of Common Stock at conversion prices of $.75 to $1.25 per share. These loans were converted on August 2, 1999.

   Between August 1998 and April 1999, two Directors of the Company loaned the Company an additional total of $107,332 and $100,000, respectively (the "Additional Loans"). On May 13, 1999, the Board of Directors of the Company voted to convert the Additional Loans into 165,866 shares of Common Stock at a conversion price of $1.25 per share. The Additional Loans were converted on August 2, 1999.

   Between January 2000 and June 2000, the Company sold 20,000 shares of its Common Stock to each of four Directors of the Company, all at a price of $3.00 per share in a private placement under Section 4(2) of the Securities Act of 1933, as amended. One of the Directors paid for his shares in this offering through the conversion of an outstanding loan to the Company.

   Between October 2000 and November 2000, the Company sold 20,000 shares of its Common Stock to each of two Directors of the company, at a price of $10.00 per share in a private placement under Section 4(2) of the Securities Act of 1933, as amended.

   Between January 2000 and October 2000, one Director of the Company loaned the Company $215,670. On November 3, 2000, the Board of Directors of the Company voted to convert this loan amount into 21,567 shares of Common Stock at a conversion price of $10.00 per share. This loan amount was converted on November 8, 2000.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

   At the annual meeting of shareholders, six directors, constituting the entire board of directors of the Company (the "Board of Directors"), are to be elected. If Proposal Two is adopted, six directors will be elected for the following terms: Herbert M. Stein and David Spiegel for three-year terms until the 2004 annual meeting, Dr. Anton Schrafl and Sheryl Stein for two-year terms until the 2003 annual meeting, and Alan Tuck and Joel N. Levy for one-year terms until the 2002 annual meeting. If Proposal Two is not adopted, six directors will be elected to hold office until the next annual meeting of shareholders (that is, until the annual meeting of shareholders held in the year 2002) or until their successors are duly elected and qualified.

   In either case, directors will be elected by a plurality of the shares present and voting at the meeting. Unless contrary instructions are given, the proxies will be voted FOR the nominees listed above. It is expected that these nominees will serve, but if for any unforeseen cause any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

   The nominees, their ages, the years in which they began serving as directors, and their business experience are set forth above on page 3 of this proxy statement.

   THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DAVID SPIEGEL, HERBERT M. STEIN, DR. ANTON SCHRAFL, SHERYL STEIN, JOEL N. LEVY AND ALAN TUCK AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL TWO

                    AMENDMENT TO BYLAWS FOR STAGGERED BOARD

   The Board of Directors has approved amendments to Article II, Section 1 and 2 of the Company's ByLaws to classify the Company's Board of Directors into three classes of directors serving staggered three-year terms. The complete text of Section 1 and 2, as amended, is provided in Appendix B to this Proxy Statement. The following description of the amendment is qualified in its entirety by reference to Appendix B.

               DESCRIPTION OF AND REASONS FOR THE BYLAW AMENDMENT

   The ByLaws currently provide for a single class of directors, each director elected for a term of office of one year. The ByLaw amendments submitted for approval in this Proposal Two would classify the Board of Directors into three classes of directors serving staggered three-year terms. Under the amendments, each director will hold office until his/her successor is elected and qualified or until his earlier resignation or removal. Initially, Class I Directors (Alan Tuck and Joel N. Levy) would be elected for a one-year term until the 2002 annual meeting, Class II Directors (Dr. Anton Schrafl and Sheryl Stein) would be elected for a two-year term until the 2003 annual meeting, and Class III Directors (Herbert M. Stein and David Spiegel) would be elected for a three-year term until the 2004 annual meeting. Beginning with the 2002 Annual Meeting, directors so elected would succeed the directors of the class whose term was then expiring, and each newly elected director would serve for a three-year term.

   The Company believes that the proposed amendments establishing staggered terms for the election of directors will provide additional continuity to its management by having persons serve on its Board of Directors for a longer period of time, without standing for reelection. However, there have been no problems with continuity of the Board of Directors in the past. The Company believes that three-year terms for its directors will be more attractive to a potential director candidate and thus will make available to the Company more candidates.

   While the Company believes the proposed amendments to its ByLaws are warranted because of the factors discussed above, the amendments will also make it more difficult to change control of the Company. If there were an attempt by the stockholders to change control of the Company by removing and replacing all or a majority of the Board of Directors, such an attempt will be more difficult if there are staggered terms for the election of directors. Since not all directors will stand for election at a single stockholders meeting, as is the case now, the stockholders desiring to change control would have to vote at multiple meetings in order to do so. It would require at least two annual meetings to remove and replace a majority of the directors of the Company and would require three annual meetings to remove and replace the entire Board of Directors.

   In accordance with the ByLaws, if any vacancies occur in the Board of Directors, or if any new directorships are created, they may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen shall hold office for a (3) three-year term, a (2) two-year term, or a (1) one-year term, or (b) if Proposal Two is not approved that each director serve a (1) one-year term until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. If there are no directors in office, any officer or stockholder may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or the ByLaws, at which meeting such vacancies will be filled.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the amendments to the ByLaws.

   Note that a vote "for" this proposal constitutes approval of the following amendments to Article II, Sections 1 and 2 of the Company's ByLaws: (i) to classify the Company's Board of Directors into three classes of directors serving staggered three-year terms, and (ii) filling any vacancies from the Board of Directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE-DESCRIBED AMENDMENTS OF THE COMPANY'S BYLAWS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENTS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL THREE

          AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE
                THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED

General

   The Company's Amended Certificate of Incorporation (the "Charter") provides that the Company is authorized to issue two classes of stock consisting of nine million shares of Common Stock, $0.01 par value per share, and 10 thousand shares of Preferred Stock, $100.00 par value per share. On April 10, 2001, the Board of Directors determined by resolution that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock from nine million to 20 million and authorized an amendment to Article Fourth of the Charter to effect the proposed increase. You are being asked to approve at the Annual Meeting the amendment to Article Fourth of the Charter, set forth in Appendix C to this Proxy Statement.

   On March 15, 2001, there were 4,983,523 shares of the Company's Common Stock issued and outstanding, 44,500 shares of Common Stock reserved for issuance upon exercise of outstanding warrants and 726,000 shares of Common Stock reserved for issuance upon exercise of outstanding employee stock options and under the Company's 1997 Employee, Director and Consultant Stock Option Plan.

Purpose and Effect of the Amendment

   In the opinion of the Company's Board of Directors, the additional authorized shares of Common Stock will benefit the Company by providing flexibility to the Board of Directors, without requiring further action or authorization by the stockholders (except as may be required by applicable law or stock exchange requirements) to issue additional shares of Common Stock from time to time to respond to business needs and opportunities as they arise, or for other proper corporate purposes. These needs, opportunities, and purposes might include, for example, obtaining capital funds through public and private offerings of shares of Common Stock or of securities convertible into shares of Common Stock and using shares of Common Stock in connection with structuring possible acquisitions of businesses and assets. Additionally, the Board of Directors, in its discretion, could in the future declare stock splits or stock dividends or, subject to stockholder approval, increase, establish, or extend stock option and other stock award plans. The Company may evaluate potential acquisitions from time to time. However, the Company has no present arrangements or agreements with respect to possible acquisitions or financings. No stock splits, dividends or other actions requiring the availability of the additional authorized shares of Common Stock are currently planned.

   Increasing the number of authorized shares of Common Stock will not have any immediate effect on the rights of current stockholders. However, the Board of Directors will have the authority to issue authorized shares of Common Stock without requiring future stockholder approval of those issuances (except as may be required by applicable law or stock exchange requirements). If the Board of Directors determines that an issuance of shares of the Company's Common Stock is in the best interests of the Company and its stockholders, the issuance of additional shares could have the effect of diluting the earnings per share or book value per share of the outstanding shares of Common Stock or the stock ownership or voting rights of a stockholder. The holders of the Company's Common Stock have no preemptive right to purchase any of the additional shares of Common Stock when issued.

Potential Anti-Takeover Effect

   The increase in the number of authorized shares of Common Stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control of the Company without further action by the stockholders. Subject to applicable law and stock exchange requirements, the Company could issue shares of authorized and unissued Common Stock in one more transaction that would make a change of the control of the Company more difficult and therefore less likely. Any issuance of additional share could have the effect of diluting the earnings per share and book value per share of the outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The Company is not aware of any pending or proposed transaction involving a change of control of the Company.

   Approval of the amendment to the Charter will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes will be equivalent to a vote against the amendment.

   Note that a vote "for" this proposal constitutes approval of the following amendment to Article Fourth of the Company's Certificate of Incorporation: increasing the number of outstanding shares of the Company's Common Stock from nine million to 20 million shares.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE-DESCRIBED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL FOUR

                   INCREASE IN THE AGGREGATE NUMBER OF SHARES
           FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S
            1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

General

   The Company's Board of Directors and the Stockholders approved the 1997 Employee, Director and Consultant Stock Option Plan (the "Plan") in 1997. A total of 800,000 shares of Common Stock are currently initially reserved for issuance under the Plan. By the terms of the Plan, the Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"), provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") Section 422, is subject to obtaining such Stockholder approval. On February 9, 2001, the Board of Directors voted to approve amendments to the Plan to increase by 250,000, the aggregate number of shares of Common Stock for which stock options may be granted under the Plan. This amendment is being submitted for Stockholder approval at the Meeting to ensure continued qualification of the Plan under Section 422 of the Code. The Board believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Plan.

Material Features of the Plan

   The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Board of Directors of the Company. Subject to the provisions of the Plan, the Board of Directors determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates (approximately 20 people) are eligible to participate in the Plan.

   Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

   The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than the par value per share of the Common Stock on the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

   An incentive stock option granted under the Plan may, at the Board of Directors' discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Board of Directors may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Board of Directors shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

   If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Stock Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Board of Directors, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

   The Plan may be amended by the Stockholders of the Company. The Plan may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors, which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the amendment to the Plan.

   THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 250,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL FIVE

                         INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has appointed Yohalem Gillman & Company LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. The Board proposes that the Stockholders ratify this appointment. Yohalem Gillman & Company LLP audited the Company's financial statements for the fiscal year ended December 31, 2000. The Company expects that representatives of Yohalem Gillman & Company LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

   The Company paid Yohalem Gillman & Company LLP a total of $64,000 for their audit of the Company's annual financial statements for the fiscal year 2000 and for the review of the Company's Quarterly Reports on Form 10-QSB filed during the last fiscal year.

Financial Information Systems Design and Implementation Fees

   Nothing to report.

All Other Fees

   Nothing to report.

   In the event that ratification of the appointment of Yohalem Gillman & Company LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF YOHALEM GILLMAN & COMPANY LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

   The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

   To be considered for inclusion in our proxy statement relating to the 2002 Annual Meeting of Stockholders, stockholder proposals must be received no later than January 11, 2002. To be considered for presentation at such meeting, although not included in our proxy statement, proposals must comply with our By-laws and must be received no later than March 12, 2002, and no earlier than February 10, 2002. All stockholder proposals should be marked for the attention of President, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts, 02062.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                        By order of the Board of Directors:


                                        David Spiegel
                                        President

April 17, 2001

   The Company's Annual Report on Form 10K-SB (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company and which includes audited financial statements of the Company for the fiscal year ended December 31, 2000, is available to beneficial owners of the Company's Common Stock without charge upon written request to: Attn. Investor Relations, Apogee Technology, Inc. 129 Morgan Drive, Norwood, Massachusetts 02062.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

                             I. STATEMENT OF POLICY

   There shall be a committee of the Board of Directors (the "Board") of Apogee Technology, Inc. (the "Company") to be known as the Audit Committee. The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee's primary duties and responsibilities are to:

 . Oversee that management has maintained the reliability and integrity of the Company's accounting policies and financial reporting and disclosure practices;

 . Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company; and

 . Oversee that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and corporate policy.

   The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV, below.

                                II. ORGANIZATION

   The Audit Committee shall be comprised of at least three directors, as determined by the Board, each of whom shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as an Audit Committee member.

   The members of the Audit Committee shall be elected by the Board and shall serve at the pleasure of the Board. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

                                 III. MEETINGS

   The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. It is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, independent auditors and the financial management of the Company. To achieve this objective, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company's financials consistent with Section IV. below.

                              IV. RESPONSIBILITIES

   In carrying out its responsibilities, the Audit Committee shall:

 . Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the Company's financial statements and controls. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence;

 . Oversee independence of the accountants by:

 . receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard 1 ("ISB No. 1");

 . reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

 . recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence;

 . Meet with the independent accountants and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including the comments or recommendations of the independent accountants;

 . Review with the independent accountants, internal auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee should focus on the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review the Company policy statements to determine whether such policies are followed and enforced;

 . Review the integrity of the Corporation's financial reporting processes, both internal and external, in consultation with the independent accountants;

 . Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management;

 . Review the financial statements contained in the Company's annual report to shareholders on Form 10-K, and in its quarterly reports on Form 10-Q, with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. The Audit Committee shall review any changes in the accounting principles applied;

 . Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information;

 . Provide sufficient opportunity to meet with the independent accountants without members of the Company's management being present. During such meetings, the members of the Audit Committee shall discuss the independent accountants' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

 . Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements;

 . Maintain minutes of all meetings and activities of the Audit Committee and submit all such minutes to the Board;

 . Report through its Chairperson to the Board following meetings of the Audit
  Committee;

 . Review and reassess the adequacy of the Audit Committee's charter on an annual basis. Make recommendations to the Board, as conditions dictate, to update this Charter;

 . Investigate any matter brought to its attention within the scope of its duties;

 . Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements; and

 . Perform any other acts or carry out any additional responsibilities delegated to it by the Board.

   While the Audit Committee has the responsibility and power set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, or resolve disagreements, if any, between the management and the independent accountants or to ensure compliance with the laws and regulations and the Company's written policies.

                                   Appendix B

                   Text of Proposed Amendments to the Bylaws

                         ARTICLE II--BOARD OF DIRECTORS

   Section 1. General Powers, Number and Term of Office.

   A) The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The number of directors who shall constitute the Whole Board shall be such number as the Board of Directors shall from time to time have designated or such number as may be determined by the stockholders at the annual meeting or at any special meeting of stockholders, provided, however that the number of directors who shall constitute the Whole Board shall be a minimum of five (5) and a maximum of nine (9). The directors shall be elected at the annual meeting or at any special meeting of the stockholders as provided in Section 1(B) of this Article, except as provided in
Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified, unless sooner displaced. Directors need not be stockholders.

   B) The Board of Directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the annual meeting of stockholders or any special meeting in lieu thereof in 2002, the term of office of the second class to expire at the annual meeting of stockholders or any special meeting in lieu thereof in 2003, and the term of office of the third class to expire at the annual meeting of stockholders or any special meeting in lieu thereof in 2004. At each annual meeting of stockholders or special meeting in lieu thereof following such initial classification, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders or special meeting in lieu thereof after their election and until their successors are duly elected and qualified.

   Section 2. Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term or his prior death, retirement, removal or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall if reasonably possible be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent reasonably possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

                            APOGEE TECHNOLOGY, INC.

           1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

1. DEFINITIONS.

   Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Apogee Technology, Inc. 1997 Employee, Director and Consultant Stock Option Plan, have the following meanings:

     Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

     Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

     Board of Directors means the Board of Directors of the Company.

     Code means the United States Internal Revenue Code of 1986, as amended.

     Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

     Common Stock means shares of the Company's common stock, $.01 par value per share.

     Company means Apogee Technology, Inc., a Delaware corporation.

     Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

     Fair Market Value of a Share of Common Stock means:

       (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

       (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

       (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

     ISO means an option meant to qualify as an incentive stock option under
  Section 422 of the Code.

     Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

     Non-Qualified Option means an option which is not intended to qualify as an ISO.

     Option means an ISO or Non-Qualified Option granted under the Plan.

     Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

     Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

     Plan means this Apogee Technology, Inc. 1997 Employee, Director and Consultant Stock Option Plan.

     Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

     Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

   The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3. SHARES SUBJECT TO THE PLAN.

   The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,050,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

   If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4. ADMINISTRATION OF THE PLAN.

   The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5. ELIGIBILITY FOR PARTICIPATION.

   The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6. TERMS AND CONDITIONS OF OPTIONS.

   Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

     A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
  Option:

       a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

       b. Each Option Agreement shall state the number of Shares to which it pertains;

       c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

       d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

         i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

         ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

     B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

       a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

       b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

         i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

         ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

       c. Term of Option: For Participants who own

         i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

         ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

       d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

   An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

   The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the

Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

   The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

   The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8. RIGHTS AS A SHAREHOLDER.

   No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9. ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

   By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10. EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

   Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11. EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

   Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12. EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

   Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a. To the extent exercisable but not exercised on the date of Disability; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

   A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

   The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13. EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

   Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a. To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

   If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14. PURCHASE FOR INVESTMENT.


   Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

    "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

   Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16. ADJUSTMENTS.

   Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

   A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

   B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or
(iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

   C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

   D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17. ISSUANCES OF SECURITIES.

   Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18. FRACTIONAL SHARES.

   No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

   The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20. WITHHOLDING.

   In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

   Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22. TERMINATION OF THE PLAN.

   The Plan will terminate on May 14, 2007, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23. AMENDMENT OF THE PLAN AND AGREEMENTS.

   The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24. EMPLOYMENT OR OTHER RELATIONSHIP.

   Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25. GOVERNING LAW.

   This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                                   Appendix C

           Text of Proposed Amendment to Certificate of Incorporation

  "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is twenty million ten thousand (20,010,000) consisting of Ten Thousand (10,000) shares of Preferred Stock all of par value of One Hundred Dollars ($100.00) each, and Twenty Million (20,000,000) shares of Common Stock all of the par value of One Cent ($0.01) each."

                            APOGEE TECHNOLOGY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             FOR THE ANNUAL MEETING
                    OF STOCKHOLDERS TO BE HELD MAY 14, 2001
 The undersigned hereby appoints Herbert M. Stein and David Spiegel or either of them as Proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Monday, May 14, 2001 at 10:00 a.m. Eastern Standard Time at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026, or any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

 The Board of Directors recommends a vote for Proposals 1, 2, 3 and 4
 1. Election of six directors.

                                         WITHHOLD                                   WITHHOLD
                                     FOR AUTHORITY                              FOR AUTHORITY
David Spiegel      (three-year term) [_]    [_]    Sheryl Stein (two-year term) [_]    [_]
Herbert M. Stein   (three-year term) [_]    [_]    Joel N. Levy (one-year term) [_]    [_]
Dr. Anton Schrafl  (two-year term)   [_]    [_]    Alan Tuck    (one-year term) [_]    [_]

 If Proposal Two is not approved to elect each of the following directors to one-year terms:

                                WITHHOLD                                     WITHHOLD
                      FOR       AUTHORITY                          FOR       AUTHORITY
David Spiegel         [_]          [_]          Sheryl Stein       [_]          [_]
Herbert M. Stein      [_]          [_]          Joel N. Levy       [_]          [_]
Dr. Anton Schrafl     [_]          [_]          Alan Tuck          [_]          [_]

 2. To amend the Company's ByLaws to provide staggered terms for the Company's Board of Directors.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN
 3. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of outstanding shares of Common
 Stock to 20,000,000.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN
 4. Proposal to approve an amendment to the Company's 1997 Employee, Director and Consultant Stock Option Plan to increase the number of shares of Common
 Stock available for issuance pursuant to the Plan to 1,050,000 shares.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN
 5. Proposal to ratify the appointment of Yohalem Gillman & Company LLP the independent public accountants to the Company.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN
 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN

The shares represented by this proxy will be voted on Proposals (1), (2), (3) and (4) in accordance with the specifications made and "FOR" such proposals if there is not specification.
                                              Date ______________________, 2001
                                              ---------------------------------
                                              Signature of Stockholder
                                              ---------------------------------
                                              Signature of Stockholder

                                              Please date and sign exactly as
                                              your name(s) appears below indi-
                                              cating, where proper, official
                                              position or representation ca-
                                              pacity in which you are signing.
                                              When signing as executor, admin-
                                              istrator, trustee or guardian,
                                              give full title as such; when
                                              shares have been issued in the
                                              name of two or more persons, all
                                              should sign.